UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2013

Roberts Realty Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

                            Georgia

(State or Other Jurisdiction of Incorporation)

001-13183	58-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302
Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

                                (770) 394-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Roberts Realty Investors, Inc., the registrant, conducts business through its operating partnership, Roberts Properties Residential, L.P.  On April 9, 2013, we entered into an Exclusive Marketing Agreement with CBRE, Inc. to market and sell our 10-acre North Springs transit station property.  On August 20, 2013, we entered into an amendment with CBRE to terminate the marketing agreement, provided that upon a closing of a sale of the North Springs property to one of six identified parties, CBRE would be paid a commission in accordance with the terms of the marketing agreement, but only if we have entered into a sales contract with one of the six identified parties by November 18, 2013.  We expect CBRE to continue to negotiate with each of these six prospective purchasers in an effort to sell the North Springs property.

The above description of the material terms of the Amendment to Exclusive Marketing Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached as Exhibit 10.1 to this report and is incorporated into this Item 1.01 by this reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Note Regarding Forward-looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements relate to our intent, belief, or expectations regarding the sale of the North Springs property.  These statements involve risks and uncertainties, including the risks that CBRE may be unsuccessful in procuring a buyer for the North Springs property on the terms we expect or at all.  Other risks and uncertainties include the occurrence, ultimate terms, and timing of the contemplated sale transaction.  These forward-looking statements are not guarantees of future performance.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.  For more information about other risks and uncertainties we face, please see the section in our most recent annual report on Form 10-K and quarterly report on Form 10-Q entitled “Risk Factors.”

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit
10.1	Amendment to Exclusive Marketing Agreement dated August 20, 2013 by and between CBRE, Inc. and Roberts Properties Residential, L.P. (North Springs)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: August 23, 2013	By:	/s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer